Catalyst International Announces

Second Quarter Results

For Immediate Release: August 14, 2003

U.S. Investor Relations Contact: David Jacobson, (414) 362-6800

Media Relations Contact: Ruta Hunter, (414) 362-6800

MILWAUKEE, WI – Catalyst International, Inc. (OTC: CLYS.OB), a global provider of customer-driven software and services that optimize the enterprise supply chain today announced results for the second quarter ended June 30, 2003.

Revenues during the second quarter of 2003 were $6.7 million, an increase of 7.2% from revenues of $6.3 million in the first quarter of 2003 and a decrease of 22.6% from the $8.7 million in the second quarter of 2002.    The second quarter 2003 net loss, which includes $469,000 in separation and severance costs, was $1.5 million or ($0.19) per share compared to a net loss of $1.9 million or ($0.24) per share in the first quarter of 2003, and a net loss of $1.7 million or ($0.21) per share in the second quarter of 2002. Days Sales Outstanding were exceptionally strong at 44 days, down from 74 days at March 31, 2003. The Company ended the quarter with $3.9 million in cash as compared to $3.9 million at March 31, 2003 and $3.0 million at December 31, 2002.

“Our second quarter operating loss reached its lowest level in over two years,” said James B. Treleaven, President and CEO of Catalyst. “We continue to monitor revenues closely and anticipate that they will trend upward from here.”

Highlights of the second quarter include:

·

Released CatalystCommand 9.1, the first warehouse management solution that effectively combines support for both warehousing and flow-through distribution into a single product.  Other enhancements in this release include improved yard management  (YMS) and vendor quality management (VQM) capabilities along with enhanced SAP R/3 mappings.

·

Signed an agreement with The Aldo Group in Montreal, one of the largest footwear retailers in North America, to implement CatalystCommand 9.1, CatalystCommand Simulator, CatalystCommand Yard Management System (YMS), and CatalystCommand Vendor Quality Management (VQM).  This contract represents one of the largest opportunities in our industry this year.

·

Continued to strengthen the sales pipeline by focusing on opportunities to help companies leverage the power of their SAP systems, and to help existing customers achieve higher performance from their supply chains.  Four new customers signed in the quarter, plus one more already in the early part of the third quarter.

·

Signed an agreement with Daydots, a Fort Worth, Texas-based manufacturer and distributor of food safety products and solutions, to implement SAP LES and WM (Warehouse Management) software and to manage both the RF infrastructure development and its integration with automated material handling systems.

·

Completed new installations during the second quarter for Dollar General, Fred’s, Medline, Snap-on and Sweetheart Cup, plus the first two installations of CatalystCommand 9.0 at Dixon’s in the United Kingdom and Sunbeam in Neosho, Missouri. These installations were delivered on-time and on-budget.

·

Continued to aggressively manage the business to take advantage of the efficiencies gained through process improvements and investments made during the last two years. As a result, we were able to eliminate 25 positions in the second quarter and reduce our quarterly break-even point by approximately $475,000.

Other Recent Events:

•

Effective July 1st,  the Company closed its previously announced  acquisition of Catalyst Consulting, one of SAP AG’s global SAP LES (Logistics Execution System) implementation partners.  This move advances Catalyst’s unique strategy to deliver enterprise-centric solutions—especially within the SAP environment.  Financial results will be fully consolidated in the third quarter of 2003, and we expect the acquisition to be accretive.

Treleaven concluded, “Through careful management of resources, we have lowered our break-even point by approximately 50 percent since 2001.  We expect revenues to grow as we aggressively pursue new opportunities within the ERP environment in addition to our traditional market.  We look forward to improved financial performance in the second half of 2003.”

Catalyst will hold a conference call to discuss these results at 5:30 P.M. EST on August 14, 2003.  Investors and other interested parties may listen to the live Web cast by going to the Investor Relations page of Catalyst’s Web site at www.catalystwms.com.  You will need Windows Media, which can be downloaded from the site.

A telephonic replay will be available two hours after the call ends through October 31, 2003.  Please dial 800-642-1687 in the U.S. or 706-645-9291 outside of the U.S., conference ID: 2299413.  A replay of the Web cast will be available on the Investor Relations page of www.catalystwms.com until our next earnings release.

About Catalyst

Catalyst International, Inc. (OTC: CLYS.OB) helps companies optimize their enterprise supply chains to boost business performance.  For 24 years, the company has enabled global Fortune 500 customers to greatly minimize the risks of installing, integrating, and operating WMS software in complex, high-volume warehouse facilities.  Catalyst software offers the broadest functionality in the industry and is easy to install, modify, upgrade, and maintain.  It also delivers “best-of-breed” solutions and integrates them seamlessly into existing enterprise environments.  Its broad array of services includes distribution strategy consulting, pre- and post-implementation audits, a 24/7 customer services center and facilities management.

Catalyst has provided successful SCE solutions in 10 countries for more than 100 customers, including Panasonic, Reebok International, The Home Depot, and Subaru.  It is headquartered in Milwaukee, WI and has offices or representatives in London, UK, Italy, Mexico, and South America.  For more information, call toll-free 800-236-4600 or visit www.catalystwms.com.

For further financial information, please refer to Catalyst's Form 10-K for the year ended December 31, 2002 and other reports and documents subsequently filed with the Securities and Exchange Commission, publicly available at www.sec.gov.  Copies may also be obtained by contacting the Catalyst's Investor Relations department at 414-362-8956.

This press release may contain "forward-looking statements" relating to Catalyst International, Inc.  Such statements may be identified by use of words such as "anticipate," "believe," "estimate,"  "intend," "expect" or "future".  Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements.  Among the important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include those risk factors described in exhibit 99.1 in Catalyst’s Annual Report on Form 10-K for the year ended December 31, 2002, which is incorporated herein by reference.  Catalyst undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events, or changes in future operating results.

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CATALYST INTERNATIONAL, INC.

Statements of Operations

(In thousands except per share data)

Three Months Ended

Six Months Ended

June 30,

June 30,

June 30,

June 30,

          2003

        2002

        2003

        2002

Revenues:

Software

$     1,174

$     1,151

$     1,626

$     2,300

Services and Post-Contract Customer Support

4,760

5,650

9,496

11,051

Hardware

    796

    1,889

    1,888

    3,507

Total Revenues

6,730

8,690

13,010

16,858

Cost of Revenues:

Software

256

511

674

693

Services and Post-Contract Customer Support

2,660

3,680

5,463

7,375

Hardware

    711

      1,486

    1,484

    2,916

Total Cost of Revenues

3,627

5,677

7,621

10,984

Gross Margin

3,103

3,013

5,389

5,874

Operating Expenses:

Product Development

828

1,018

1,866

2,345

Sales, General & Administrative

3,224

3,486

6,369

6,546

Separation Costs

       469

       210

       469

      403

Total Operating Expenses

4,521

4,714

8,704

9,294

Operating Income (Loss)

(1,418)

(1,701)

(3,315)

(3,420)

Other Income

         (37)

        45

         (10)

      37

Net Loss

$(1,455)

$(1,656)

$(3,325)

$(3,383)

Net Loss Per Share

$  (0.19)

$  (0.21)

$  (0.43)

$  (0.43)

Shares Used in Computing EPS

7,816

7,795

7,806

7,795

Condensed Balance Sheets

(In thousands)

June 30,

December 31,

2003

2002

Assets:

Cash and Cash Equivalents

$  3,868

$  3,005

Accounts Receivable

3,446

9,214

Fixed and Other Assets

    5,122

    5,817

Total Assets

$12,436

$18,036

Liabilities & Shareholders’ Equity:

Accounts payable

$  2,752

$  3,617

Accrued liabilities

1,995

1,678

Accrued professional and legal fees

1,041

1,143

Line of credit

1,600

602

Deferred revenue

7,472

10,051

Current portion of long-term debt

       -

       28

Total Current Liabilities

$14,860

$17,119

Long-Term Liabilities

115

138

Shareholder’s Equity (Deficit)

    (2,539)

  779

Total Liabilities & Shareholder’s Equity (Deficit)

$12,436

$18,036